GREENWICH/GECC/BNY INTERCREDITOR AGREEMENT

     This Greenwich/GECC/BNY Intercreditor Agreement (this "Agreement") is entered into on this 13th day of April 2001 by and between General Electric Capital Corporation, a New York corporation ("Inventory Lender"), Greenwich Capital Financial Products, Inc., a Delaware corporation ("Receivable Lender"), and BNY Midwest Trust Company, an Illinois corporation, as Collateral Agent ("Collateral Agent" and collectively with Inventory Lender and Receivable Lender, the "Parties" and each a "Party") on behalf of the Stock Lenders under the Stock Loan Agreement (each defined below).

                                    Recitals:

     1. Ugly Duckling Corporation, a Delaware corporation ("Ugly Duckling"), Ugly Duckling Car Sales and Finance Corporation, an Arizona corporation ("UDCSFC"), Ugly Duckling Credit Corporation, an Arizona corporation ("UDCC"), Ugly Duckling Car Sales, Inc., an Arizona corporation ("Car Sales"), Ugly
Duckling Car Sales Florida, Inc., a Florida corporation ("Car Sales Florida") and Ugly Duckling Finance Corporation, an Arizona corporation ("UDFC") (Ugly Duckling, UDCSFC, UDCC, Car Sales, Car Sales Florida and UDFC are collectively referred to herein as the "Debtor") have entered into that certain Master Loan and Security Agreement of even date herewith, by and between Debtor and Receivable Lender (as the same may be renewed, extended, modified, amended or replaced from time to time, the "Receivables Loan Agreement").

     2. Debtor and Inventory Lender are parties to that certain Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of August 15, 1997, by and between Debtor and Inventory Lender (as the same may be renewed, extended, modified, amended or replaced from time to time, the "Inventory Loan Agreement").

     3. UDC, UDCSFC and Collateral Agent are parties to that certain Senior Secured Loan Agreement dated as of January 11, 2001 among UDC, the lenders party thereto (each, a "Stock Lender"), and Collateral Agent (as the same may be renewed, extended, modified, amended or replaced from time to time, the "Stock Loan Agreement"). In connection with the Stock Loan Agreement, a Consent and Subordination Agreement dated as of January 11, 2001 (as the same may be renewed, extended, modified, amended or replaced from time to time, the "GECC/SunAmerica Subordination Agreement") was entered into by the parties to the Stock Loan Agreement and the Inventory Lender.

     4. Receivable Lender acknowledges that the extension of credit and other financial accommodations granted to Debtor by Inventory Lender and Stock Lender are of value to Receivable Lender.

     5. Inventory Lender acknowledges that the extension of credit and other financial accommodations granted to Debtor by Receivable Lender and Stock Lender are of value to Inventory Lender.

     6. Collateral Agent and Stock Lender acknowledge that the extension of credit and other financial accommodations granted to Debtor by Receivable Lender and Inventory Lender are of value to Stock Lender.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1. Definitions. Certain capitalized terms are used in this Agreement with the specific meanings defined in this Section 1 or in other provisions of this Agreement. All terms defined in this Section 1 or in other provisions of this Agreement in the singular shall have the same meanings when used in the plural and vice versa.

     "Agreement" shall have the meaning set forth in the preamble hereto.

     "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange or the Federal Reserve Bank of New York is authorized or obligated by law or executive order to be closed.

     "Collateral Agent" shall have the meaning assigned to such term in the preamble hereto.

     "Contract Collateral" shall have the meaning ascribed to such term in the Receivables Loan Agreement on the date of this Agreement, except to the extent specified in Section 6(d) hereof, and provided that, notwithstanding any contrary provision herein, such term shall not include any Stock Pledge Collateral.

     "Custodian" shall have the meaning ascribed to such term in the Receivables Loan Agreement.

     "Debtor" shall have the meaning set forth in the recitals hereto.

     "GECC/SunAmerica Subordination Agreement" shall have the meaning assigned to such term in the recitals hereto.

     "Inventory Collateral" shall have the meaning ascribed to "Non-Contract Collateral" in the Receivables Loan Agreement on the date of this Agreement, except that any proceeds of Inventory Collateral which constitute Contracts or other Contract Collateral shall not constitute Inventory Collateral or Proceeds of Inventory Collateral unless so specified in Section 6(d) hereof, and provided that, notwithstanding any contrary provision herein, such term shall not include any Stock Pledge Collateral.

     "Inventory Lender" shall have the meaning set forth in the preamble hereto.

     "Inventory Lender Debt" shall mean any and all obligations, liabilities and indebtedness of Debtor or any successor or assign of Debtor, including without limitation, a receiver, trustee or debtor in possession to Inventory Lender, arising under, or incurred in connection with the Inventory Loan Documents, whether now existing or hereafter arising, whether direct, indirect, contingent, joint, several or independent, whether created directly or acquired by assignment or otherwise, whether evidenced by a written instrument or not and whether such obligations, liabilities and indebtedness (including, but not limited to, interest on any such obligations, liabilities and indebtedness) arise or accrue before or after the commencement of any bankruptcy, insolvency or receivership proceeding. The Inventory Lender Debt shall be entitled to the benefits of this Agreement and shall continue to constitute Inventory Lender Debt for all purposes of this Agreement, notwithstanding the fact that such Inventory Lender Debt or any claim in respect thereof shall be disallowed, avoided or subordinated pursuant to the provisions of Title 11 of the United Stated Code, as amended from time to time, or other applicable law.

     "Inventory Lender Payoff" shall occur upon the full and irrevocable payment in cash of the Inventory Lender Debt and termination of the Inventory Lender Documents.

     "Inventory Loan Agreement" shall have the meaning set forth in the recitals hereto.

     "Inventory Loan Default Notice" means a notice delivered in accordance with the requirements of Section 9 herein which states that an event of default under any provision of the Inventory Loan Agreement has occurred.

     "Inventory Loan Documents" shall mean the Inventory Loan Agreement and the other "Loan Documents", as such term is defined in the Inventory Loan Agreement.

     "Inventory Loan Payments" shall mean payments of principal, interest, fees, expenses, collection costs, unreimbursed obligations and indemnification obligations due and owing to the Inventory Lender pursuant to the terms of the Inventory Loan Documents.

     "Loan Documents" shall mean, collectively, the Receivables Loan Documents, the Inventory Loan Documents and the Stock Loan Documents.

     "Market Value" shall have the meaning ascribed to such term in the Receivables Loan Agreement.

     "Parties" shall have the meaning set forth in the preamble hereto.

     "Proceeding"  shall  mean  any  bankruptcy,   insolvency,  or  receivership
proceeding.

     "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code, shall also include "products" (as defined in the Uniform Commercial Code), and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to or on behalf of any grantor from time to time with respect to any of the Contract Collateral, the Inventory Collateral or the Stock Pledge Collateral, as applicable, (b) any and all payments (in any form whatsoever) made or due and payable to or on behalf of the owner of the Contract Collateral, the Inventory Collateral or the Stock Pledge Collateral, as applicable, from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Contract Collateral, the Inventory Collateral or the Stock Pledge Collateral, as applicable, by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Contract Collateral, the Inventory Collateral or the Stock Pledge Collateral, as applicable. Contract Collateral shall not constitute Proceeds of Inventory Collateral, except to the extent so provided in Section 6(d) herein.

     "Receivable Lender" shall have the meaning set forth in the preamble hereto.

     "Recievable Lender Payoff" shall occur upon the full and irrevocable payment in cash of the Receivables Obligations and termination of the Receivable Loan Documents.

     "Receivables Loan Agreement" shall have the meaning set forth in the recitals hereto.

     "Receivables Loan Documents" shall mean the Receivables Loan Agreement, the GECC/SunAmerica Subordination Agreement and the other "Loan Documents" as such term is defined in the Receivables Loan Agreement.

     "Receivables Obligations" shall mean any and all obligations, liabilities and indebtedness of Debtor or any successor or assign of Debtor, including without limitation, a receiver, trustee or debtor in possession to Receivable Lender, arising under, or incurred in connection with, the Receivables Loan Documents, whether now existing or hereafter arising, whether direct, indirect, contingent, joint, several or independent, whether created directly or acquired by assignment or otherwise, whether evidenced by a written instrument or not and whether such obligations, liabilities and indebtedness (including, but not limited to, interest on any such obligations, liabilities and indebtedness) arises or accrues before or after the commencement of any bankruptcy, insolvency or receivership proceeding. The Receivables Obligations shall be entitled to the benefits of this Agreement and shall continue to constitute Receivables Obligations for all purposes of this Agreement, notwithstanding the fact that such Receivables Obligations or any claim in respect thereof shall be disallowed, avoided or subordinated pursuant to the provisions of Title 11 of the United Stated Code, as amended from time to time, or other applicable law.

     "Stock Lender" shall have the meaning set forth in the recitals hereto.

     "Stock Lender Debt" shall mean any and all obligations, liabilities and indebtedness of Debtor or any successor or assign of Debtor, including without limitation, a receiver, trustee or debtor in possession to Stock Lender, arising under, or incurred in connection with the Stock Loan Documents, whether now existing or hereafter arising, whether direct, indirect, contingent, joint, several or independent, whether created directly or acquired by assignment or otherwise, whether evidenced by a written instrument or not and whether such obligations, liabilities and indebtedness (including, but not limited to, interest on any such obligations, liabilities and indebtedness) arise or accrue before or after the commencement of any bankruptcy, insolvency or receivership proceeding. The Stock Lender Debt shall be entitled to the benefits of this Agreement and shall continue to constitute Stock Lender Debt for all purposes of this Agreement, notwithstanding the fact that such Stock Lender Debt or any claim in respect thereof shall be disallowed, avoided or subordinated pursuant to the provisions of Title 11 of the United Stated Code, as amended from time to time, or other applicable law.

     "Stock Lender Payoff" shall occur upon the full and irrevocable payment in cash of the Stock Lender Debt and termination of the Stock Loan Documents.

     "Stock Loan Agreement" shall have the meaning set forth in the recitals hereto.

     "Stock  Loan  Documents"   shall  mean  the  Stock  Loan   Agreement,   the
GECC/SunAmerica Subordination Agreement and the other "Loan Documents", as such term is defined in the Stock Loan Agreement.

     "Stock Pledge Collateral" means the capital stock owned by UDCSFC or UDC or any of its subsidiaries, and the right to receive thereupon dividends and other distributions of every nature, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, of Ugly Duckling Receivables Corporation II, Ugly Duckling Receivables Corporation III, and any other
bankruptcy   remote  entity   created  for  the  purpose  of  a   securitization
transaction.

     2. Mutual Recognition and Consent.

     (a) Inventory Lender acknowledges and consents to the existence of (i) the Receivables Loan Documents and the liens and security interests granted in connection therewith and the transactions contemplated thereby and (ii) the Stock Loan Documents and the liens and security interests granted in connection therewith and the transactions contemplated thereby.

     (b) Receivable Lender acknowledges and consents to the existence of (i) the Inventory Loan Documents, the liens and security interests granted in connection therewith and the transactions contemplated thereby and (ii) the Stock Loan Documents and the liens and security interests granted in connection therewith and the transactions contemplated thereby.

     (c) Collateral Agent acknowledges and consents to the existence of (i) the Inventory Loan Documents, the liens and security interests granted in connection therewith and the transactions contemplated thereby and (ii) the Receivables Loan Documents and the liens and security interests granted in connection therewith and the transactions contemplated thereby.

     (d) The provisions of this Agreement are intended by the parties hereto to control any conflicting provisions, including, without limitation, any covenants prohibiting any further encumbrances of the property of Debtor, which are contained in the Loan Documents.

     3. Lien Subordination. Subject to the conditions set forth herein:

     (a) Contract Collateral.

          (i) Collateral Agent's liens and security interests in and upon the Contract Collateral, whether now existing or hereafter arising pursuant to operation of law or otherwise, are hereby subordinated to Inventory Lender's and Receivable Lender's liens and security interests in the Contract Collateral and each holder of Stock Lender Debt, whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

          (ii) Inventory Lender's liens and security interests in and upon the Contract Collateral, whether now existing or hereafter arising pursuant to operation of law or otherwise, are hereby subordinated to Receivable Lender's liens and security interests in the Contract Collateral, and each holder of Inventory Lender Debt, by acceptance of all or any portion of the Inventory Lender Debt, whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

     (b) Inventory Collateral. Receivable Lender's liens and security interests in the Inventory Collateral, whether now existing or hereafter arising pursuant to operation of law or otherwise, shall be subordinated to Inventory Lender's liens and security interests in the Inventory Collateral, and each holder of the Receivables Obligations, by acceptance of all or any portion of the Receivables Obligations, whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

     (c) Stock Pledge Collateral.

          (i) Receivable Lender's liens and security interests in the Stock Pledge Collateral, whether now existing or hereafter arising pursuant to operation of law or otherwise, shall be subordinated to Collateral Agent's and Inventory Lender's liens and security interests in the Stock Pledge Collateral, and each holder of the Receivables Obligations, by acceptance of all or any portion of the Receivables Obligations, whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

          (ii) The subordination of Inventory Lender's liens and security interests in the Stock Pledge Collateral and certain related collateral is set forth in the GECC/SunAmerica Subordination Agreement, and nothing contained in this Agreement is intended, as between the parties to such agreement, to affect such subordination.

     (d) Lien Priorities. The lien priorities established by this Section 3 shall be effective as among Receivable Lender, Inventory Lender and Collateral Agent notwithstanding the order of filing of any financing statements or any other instruments by any party with respect to the Contract Collateral, the Inventory Collateral and the Stock Pledge Collateral or the possession by any party of any such collateral. The lien priorities established by this Section 3 shall also be effective as between Inventory Lender, Receivable Lender and Collateral Agent notwithstanding, and shall have precedence over, any offset or setoff rights Inventory Lender, Receivable Lender or Collateral Agent may otherwise have under applicable law as to property of Debtor.

     4. Agreement Not Conditioned Upon Validity and Perfection. The subordinations and relative priority agreements specified in this Agreement shall not be affected by the avoidability or perfection or non-perfection of the security interests to which another security interest is subordinated; accordingly, if a security interest as to which another security interest is subordinated herein is not perfected or is voidable for any reason, then the subordination provided for in this Agreement shall remain in full force and effect among the parties as to the particular collateral which is the subject of the unperfected or avoidable security interest; provided, however, that regardless of the effectiveness of this Agreement (or any provision hereof) or any party's undertaking hereunder,

     (a)  Inventory  Lender  hereby agrees that it will not challenge or contest
(i) any provision, or the effect of any provision, of this Agreement, (ii) the perfection, priority, validity or enforceability of Receivable Lender's liens and security interests in the Contract Collateral (or any Proceeds thereof whether or not in the possession of such Party) or (iii) the perfection, priority, validity or enforceability of Collateral Agent's liens and security interests in the Stock Pledge Collateral (or any Proceeds thereof whether or not in the possession of such Party);

     (b)  Receivable  Lender hereby agrees that it will not challenge or contest
(i) any provision, or the effect of any provision, of this Agreement, (ii) the perfection, priority, validity or enforceability of Inventory Lender's liens and security interests in the Inventory Collateral or the Stock Pledge Collateral (or any Proceeds thereof whether or not in the possession of such Party) or
(iii) the perfection, priority, validity or enforceability of Collateral Agent's liens and security interests in the Stock Pledge Collateral (or any Proceeds thereof whether or not in the possession of such Party); and

     (c)  Collateral  Agent hereby  agrees that it will not challenge or contest
(i) any provision, or the effect of any provision, of this Agreement, (ii) the perfection, priority, validity or enforceability of Receivable Lender's liens and security interests in the Contract Collateral or (or any Proceeds thereof whether or not in the possession of such Party) (iii) the perfection, priority, validity or enforceability of Inventory Lender's liens and security interests in the Inventory Collateral (or any Proceeds thereof whether or not in the possession of such Party).

     5. Priority of Indebtedness. The indebtedness and payment obligations of Debtor with respect to the Inventory Loan Agreement, the Receivables Loan Agreement and the Stock Loan Agreement shall be of equal priority, with none having a priority of payment over or subordinate to the other.

     6. Management of Collateral.

     (a) Contract Collateral. Subject to Section 6(d) below, until payment in full of the Receivables Obligations, Receivable Lender shall have the exclusive right (i) to manage, perform and enforce the terms of the Receivables Loan Documents with respect to the Contract Collateral, (ii) to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment including, but not limited to, the exclusive right to take or retake possession of the Contract Collateral and (iii) to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Contract Collateral, pursuant to a foreclosure or otherwise. Notwithstanding anything to the contrary contained in any document, instrument or agreement evidencing, securing or otherwise executed in connection with the incurrence of the Inventory Lender Debt or Stock Lender Debt, until payment in full of the Receivables Obligations the Receivable Lender alone shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Contract Collateral. Accordingly, should Receivable Lender elect to exercise its rights and remedies with respect to any of the Contract Collateral, Receivable Lender may proceed to do so without regard to any interest of Inventory Lender or Collateral Agent, and each of Inventory Lender and Collateral Agent waives any claims that it may have against Receivable Lender for any disposition of the Contract Collateral made in good faith. Each of Inventory Lender and Collateral Agent agrees, whether or not a default has occurred in the payment of the Inventory Lender Debt or the performance of any other obligations to either of them, that any liens on and security interests in any portion of the Contract Collateral transferred or otherwise disposed of by Receivable Lender and/or its agents that Inventory Lender or Collateral Agent might have or acquire shall automatically be fully released ipso facto as to all indebtedness and other obligations secured thereby owing to Inventory Lender or Collateral Agent if and when Receivable Lender releases its lien in and security interest on such portion of the Contract Collateral that is transferred or otherwise disposed of by Receivable Lender and/or its agents.

     (b) Inventory Collateral. Until payment in full of the Inventory Lender Debt, Inventory Lender shall have the exclusive right (i) to manage, perform and enforce the terms of the Inventory Loan Documents with respect to the Inventory Collateral, (ii) to exercise and enforce all privileges and rights thereunder with respect to the Inventory Collateral according to its discretion and the exercise of its business judgment including, but not limited to, the exclusive right to take or retake possession of the Inventory Collateral and (iii) to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Inventory Collateral, pursuant to a foreclosure or otherwise. Notwithstanding anything to the contrary contained in any document, instrument or agreement evidencing, securing or otherwise executed in connection with the incurrence of the Receivables Obligations, until payment in full of the Inventory Lender Debt the Inventory Lender alone shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Inventory Collateral. Accordingly, subject to Section 6(d) below, should Inventory Lender elect to exercise its rights and remedies with respect to any of the Inventory Collateral, Inventory Lender may proceed to do so without regard to any interest of Receivable Lender, and Receivable Lender waives any claims that it may have against Inventory Lender for any disposition of the Inventory Collateral made in good faith. Subject to Section 6(d), Receivable Lender agrees, whether or not a default has occurred in the payment of the Receivables Obligations or the performance of any other obligations to it, that any liens on and security interests in any portion of the Inventory Collateral transferred or otherwise disposed of by Inventory Lender and/or its agents that Receivable Lender might have or acquire shall automatically be fully released ipso facto as to all indebtedness and other obligations secured thereby owing to Receivable Lender if and when Inventory Lender releases its lien in and security interest on such portion of the Inventory Collateral.

     (c) Stock Pledge Collateral. Until payment in full of the Stock Lender Debt, Collateral Agent shall have the exclusive right (i) to manage, perform and enforce the terms of the Stock Loan Documents with respect to the Stock Pledge Collateral, (ii) to exercise and enforce all privileges and rights thereunder with respect to the Stock Pledge Collateral according to its discretion and the exercise of its business judgment including, but not limited to, the exclusive right to take or retake possession of the Stock Pledge Collateral and (iii) to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Stock Pledge Collateral, pursuant to a foreclosure or otherwise. Notwithstanding anything to the contrary contained in any document, instrument or agreement evidencing, securing or otherwise executed in connection with the incurrence of the Receivables Obligations, until payment in full of the Stock Lender Debt, the Collateral Agent alone shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Stock Pledge Collateral. Accordingly, should Collateral Agent elect to exercise its rights and remedies with respect to any of the Stock Pledge Collateral, Collateral Agent may proceed to do so without regard to any interest of Receivable Lender, and Receivable Lender waives any claims that it may have against Collateral Agent for any disposition of the Stock Pledge Collateral made in good faith. Receivable Lender agrees, whether or not a default has occurred in the payment of the Receivables Obligations or the performance of any other obligations to it, that any liens on and security interests in any portion of the Stock Pledge Collateral transferred or otherwise disposed of by Collateral Agent and/or its agents that Receivable Lender might have or acquire shall automatically be fully released ipso facto as to all indebtedness and other obligations secured thereby owing to Receivable Lender if and when Collateral Agent releases its lien in and security interest on such portion of the Stock Pledge Collateral.

     (d) Inventory Lender Collateral Retention Notice. At any time following the occurrence and during the continuance of an Event of Default (as defined in the Inventory Loan Agreement) pursuant to the Inventory Loan Agreement, Inventory Lender shall be entitled to deliver a notice (an "Inventory Lender Collateral Retention Notice") to Receivable Lender with a copy to Collateral Agent. If Inventory Lender delivers an Inventory Lender Collateral Retention Notice, then all proceeds of Inventory Collateral which consist of Contracts which are created on or after the opening of business on the first Business Day following Receivable Lender's receipt of an Inventory Lender Collateral Retention Notice (and all proceeds of such Contracts) shall not constitute Contract Collateral, but shall instead constitute Inventory Collateral (including Proceeds of Inventory Collateral) for all purposes of this Agreement; provided that if the Receivable Lender, in Receivable Lender's sole discretion, elects to pay to the Inventory Lender an amount of money (the "Cash-out Amount") mutually agreed upon by the Inventory Lender, the Receivable Lender and the Borrower, then, notwithstanding the provisions of this Section 6(d), upon payment of the Cash-out Amount to the Inventory Lender, such Contracts (and all proceeds of such Contracts) shall constitute Contract Collateral (and shall not constitute Inventory Collateral or Proceeds of Inventory Collateral).

     7. Representations and Warranties Regarding Loans.

     (a) Inventory Lender represents and warrants that (i) all of the Inventory Lender Debt outstanding on the date hereof is evidenced by the Inventory Loan Documents, (ii) Inventory Lender has not previously assigned any interest in the Inventory Lender Debt or granted any security interest therein, (iii) no other party owns any interest in the Inventory Lender Debt other than Inventory Lender (whether as joint holders of the Inventory Lender Debt, participants or otherwise), other than any such interest arising by operation of law, and (iv) the entire Inventory Lender Debt is owing only to Inventory Lender.

     (b) Receivable Lender represents and warrants that (i) all of the Receivable Obligations outstanding on the date hereof is evidenced by the Receivables Loan Documents, (ii) Receivable Lender has not previously assigned any interest in the Receivable Obligations or granted any security interest therein, (iii) no other party owns any interest in the Receivable Obligations other than Receivable Lender (whether as joint holders of the Receivable Obligations, participants or otherwise), other than any such interest arising by operation of law, and (iv) the entire Receivable Obligations is owing only to Receivable Lender.

     (c) Collateral Agent represents and warrants that (i) all of the Stock Lender Debt outstanding on the date hereof is evidenced by the Stock Loan Documents, (ii) neither the Collateral Agent nor any Stock Lender has previously assigned any interest in the Stock Lender Debt or granted any security interest therein, (iii) no other party owns any interest in the Stock Lender Debt other than Collateral Agent and the Stock Lenders (whether as joint holders of the Stock Lender Debt, participants or otherwise), other than any such interest arising by operation of law, (iv) the entire Stock Lender Debt is owing only to the Stock Lenders, and (v) Collateral Agent has full authority to act as the Stock Lenders' agent in connection with the execution, delivery and performance of this Agreement, and that upon execution and delivery of this Agreement by Collateral Agent this Agreement will constitute a valid and binding agreement of the Stock Lenders, enforceable according to its terms.

     8. Notice of Default.

     (a) Debtor agrees to promptly, but in any event within one (1) Business Day after receipt of (i) any Inventory Loan default notice sent to Debtor and (ii) any notice sent by Inventory Lender to Debtor in the exercise any of its rights and remedies under the Inventory Loan Documents in connection with an event of default, send to Receivable Lender and Collateral Agent a copy of each such notice.

     (b) Debtor agrees to promptly, but in any event within one (1) Business Day after receipt of (i) any Receivable Loan default notice sent to Debtor and (ii) any notice sent by Receivable Lender to Debtor in the exercise any of its rights and remedies under the Receivable Loan Documents in connection with an event of default, send to Inventory Lender and Collateral Agent a copy of each such notice.

     (c) Debtor agrees to promptly, but in any event within one (1) Business Day after receipt of (i) any Stock Loan default notice sent to Debtor and (ii) any notice sent by Collateral Agent to Debtor in the exercise any of its rights and remedies under the Stock Loan Documents in connection with an event of default, send to Inventory Lender and Receivable Lender a copy of each such notice.

     9. Standstill.

     (a) Inventory Lender Standstill. Inventory Lender agrees that it shall not take any enforcement action against the Contract Collateral available upon the occurrence of a default or an event of default or otherwise under the Inventory Loan Documents until the Receivables Obligations shall have been paid in full and all of the commitments of Receivable Lender to Debtor under the Receivables Loan Documents shall have expired or terminated.

     (b) Receivable Lender Standstill.

          (i) Receivable Lender agrees that it shall not take any enforcement action against the Inventory Collateral available upon the occurrence of a default or an event of default or otherwise under the Receivables Loan Documents until the Inventory Lender Debt shall have been paid in full and all of the commitments of Inventory Lender to Debtor under the Inventory Loan Documents shall have expired or terminated.

          (ii) Receivable Lender agrees that it shall not take any enforcement action against the Stock Pledge Collateral available upon the occurrence of a default or an event of default or otherwise under the Receivables Loan Documents until the Stock Lender Debt and the Inventory Lender Debt shall have been paid in full and all of the commitments of Collateral Agent to Debtor under the Stock Loan Documents and of the Inventory Lender to Debtor under the Inventory Loan Documents shall have expired or terminated.

     (c) Collateral Agent Standstill. Collateral Agent agrees that it shall not take any enforcement action against the Contract Collateral available upon the occurrence of a default or an event of default or otherwise under the Stock Loan Documents until the Receivables Obligations and the Inventory Lender Debt shall have been paid in full and all of the commitments of Receivable Lender to Debtor under the Receivable Loan Documents and of the Inventory Lender to Debtor under the Inventory Loan Documents shall have expired or terminated.

     10. Turnover Obligations.

     (a) Payments Received by Inventory Lender.

          (i)  Contract Collateral.

               (A) If any Proceeds of the Contract Collateral are received by Inventory Lender prior its receipt of notice of the Receivable Lender Payoff, Inventory Lender shall receive and hold the same for the benefit of Receivable Lender and shall forthwith deliver the same to Receivable Lender in precisely the form received (except for the endorsement or assignment of Inventory Lender, without recourse, where necessary), for application on the Receivables Obligations, due or not due, and, until so delivered, the same shall be held by Inventory Lender as the property of Receivable Lender. In the event of the failure of Inventory Lender to make any such endorsement or assignment to Receivable Lender, Receivable Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

               (B) If any Proceeds or payment in respect of the Contract Collateral is received by Inventory Lender after the Inventory Lender Payoff and after its receipt of notice of the Receivable Lender Payoff, Inventory Lender shall receive and hold the same for the benefit of Collateral Agent and shall forthwith deliver the same to Collateral Agent in precisely the form received (except for the endorsement or assignment of Inventory Lender, without recourse, where necessary), for application on the Stock Lender Debt, due or not due, and, until so delivered, the same shall be held by Inventory Lender as the property of Collateral Agent. In event of the failure of Inventory Lender to make any such endorsement or assignment to Collateral Agent, Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          (ii) Inventory Collateral. If any Proceeds or payment in respect of the Inventory Collateral is received by Inventory Lender after the Inventory Lender Payoff, Inventory Lender shall receive and hold the same for the benefit of Receivable Lender and shall forthwith deliver the same to Receivable Lender in precisely the form received (except for the endorsement or assignment of Inventory Lender, without recourse, where necessary), for application on the Receivable Obligations, due or not due, and, until so delivered, the same shall be held by Inventory Lender as the property of Receivable Lender. In event of the failure of Inventory Lender to make any such endorsement or assignment to Receivable Lender, Receivable Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          (iii) Stock Pledge Collateral.

               (A) If any Proceeds of the Stock Pledge Collateral are received by Inventory Lender prior its receipt of notice of the Stock Lender Payoff, Inventory Lender shall receive and hold the same for the benefit of Collateral Agent and shall forthwith deliver the same to Collateral Agent in precisely the form received (except for the endorsement or assignment of Inventory Lender, without recourse, where necessary), for application on the Stock Lender Debt, due or not due, and, until so delivered, the same shall be held by Inventory Lender as the property of Collateral Agent. In the event of the failure of Inventory Lender to make any such endorsement or assignment to Collateral Agent, Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

               (B) If any Proceeds or payment in respect of the Stock Pledge Collateral is received by Inventory Lender after the Inventory Lender Payoff and after its receipt of notice of the Stock Lender Payoff, Inventory Lender shall receive and hold the same for the benefit of Receivable Lender and shall forthwith deliver the same to Receivable Lender in precisely the form received (except for the endorsement or assignment of Inventory Lender, without recourse, where necessary), for application on the Receivable Obligations, due or not due, and, until so delivered, the same shall be held by Inventory Lender as the property of Receivable Lender. In event of the failure of Inventory Lender to make any such endorsement or assignment to Receivable Lender, Receivable Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     (b) Payments Received by Receivable Lender.

          (i)  Contract Collateral.

               (A) If any Proceeds or payment in respect of the Contract Collateral is received by Receivable Lender after the Receivable Lender Payoff and prior to its receipt of notice of the Inventory Lender Payoff, Receivable Lender shall receive and hold the same for the benefit of Inventory
                    Lender and shall forthwith deliver the same to Inventory Lender in precisely the form received (except for the endorsement or assignment of Receivable Lender, without recourse, where necessary), for application on the Inventory Lender Debt, due or not due, and, until so delivered, the same shall be held by Receivable Lender as the property of Inventory Lender. In event of the failure of Receivable Lender to make any such endorsement or assignment to Inventory Lender, Inventory Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

               (B) If any Proceeds or payment in respect of the Contract Collateral is received by Receivable Lender after the Receivable Lender Payoff and after its receipt of notice of the Inventory Lender Payoff, Receivable Lender shall receive and hold the same for the benefit of Collateral Agent and shall forthwith deliver the same to Collateral Agent in precisely the form received (except for the endorsement or assignment of Receivable Lender, without recourse, where necessary), for application on the Stock Lender Debt, due or not due, and, until so delivered, the same shall be held by Receivable Lender as the property of Collateral Agent. In event of the failure of Receivable Lender to make any such endorsement or assignment to Collateral Agent, Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          (ii) Inventory Collateral. If any Proceeds or payment in respect of the Inventory Collateral are received by Receivable Lender prior to its receipt of notice of the Inventory Lender Payoff, Receivable Lender shall receive and hold the same for the benefit of Inventory Lender and shall forthwith deliver the same to Inventory Lender in precisely the form received (except for the endorsement or assignment of Receivable Lender, without recourse, where necessary), for application on the Inventory Lender Debt, due or not due, and, until so delivered, the same shall be held by Receivable Lender as the property of Inventory Lender. In the event of the failure of Receivable Lender to make any such endorsement or assignment to Inventory Lender, Inventory Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          (iii)Stock Pledge Collateral.

               (A) If any Proceeds of the Stock Pledge Collateral are received by Receivable Lender prior its receipt of notice of the Stock Lender Payoff, Receivable Lender shall receive and hold the same for the benefit of Collateral Agent and shall forthwith deliver the same to Collateral Agent in precisely the form received (except for the endorsement or assignment of Receivable Lender, without recourse, where necessary), for application on the Stock Lender Debt, due or not due, and, until so delivered, the same shall be held by Receivable Lender as the property of Collateral Agent. In the event of the failure of Receivable Lender to make any such endorsement or assignment to Collateral Agent, Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

               (B) If any Proceeds of the Stock Pledge Collateral are received by Receivable Lender after its receipt of notice of the Stock Lender Payoff and prior to is receipt of notice of the Inventory Lender Payoff, Receivable Lender shall receive and hold the same for the benefit of Inventory Lender and shall forthwith deliver the same to Inventory Lender in precisely the form received (except for the endorsement or assignment of Receivable Lender, without recourse, where necessary), for application on the Inventory Lender Debt, due or not due, and, until so delivered, the same shall be held by Receivable Lender as the property of Inventory Lender. In the event of the failure of Receivable Lender to make any such endorsement or assignment to Inventory Lender, Inventory Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     (c) Payments Received by Collateral Agent.

          (i)  Contract Collateral.

               (A) If any Proceeds of the Contract Collateral are received by Collateral Agent prior its receipt of notice of the Receivable Lender Payoff, Collateral Agent shall receive and hold the same for the benefit of Receivable Lender and shall forthwith deliver the same to Receivable Lender in precisely the form received (except for the endorsement or assignment of Collateral Agent, without recourse, where necessary), for application on the Receivable Obligations, due or not due, and, until so delivered, the same shall be held by Collateral Agent as the property of Receivable Lender. In the event of the failure of Collateral Agent to make any such endorsement or assignment to Receivable Lender, Receivable Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

               (B) If any Proceeds of the Contract Collateral are received by Collateral Agent after its receipt of notice of the Receivable Lender Payoff and prior to its receipt of notice of the Inventory Lender Payoff, Collateral Agent shall receive and hold the same for the benefit of Inventory
                    Lender and shall forthwith deliver the same to Inventory Lender in precisely the form received (except for the endorsement or assignment of Collateral Agent, without recourse, where necessary), for application on the Inventory Lender Debt, due or not due, and, until so delivered, the same shall be held by Collateral Agent as the property of Inventory Lender. In the event of the failure of Collateral Agent to make any such endorsement or assignment to Inventory Lender, Inventory Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          (ii) Stock Pledge Collateral.

               (A) If any Proceeds or payment in respect of the Stock Pledge Collateral is received by Collateral Agent after the Stock Lender Payoff and prior to its receipt of notice of the Inventory Lender Payoff, Collateral Agent shall receive and hold the same for the benefit of Inventory Lender and shall forthwith deliver the same to Inventory Lender in precisely the form received (except for the endorsement or assignment of Collateral Agent, without recourse, where necessary), for application on the Inventory Lender Debt, due or not due, and, until so delivered, the same shall be held by Collateral Agent as the property of Inventory Lender. In event of the failure of Collateral Agent to make any such endorsement or assignment to Inventory Lender, Inventory Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

               (B) If any Proceeds or payment in respect of the Stock Pledge Collateral is received by Collateral Agent after the Stock Lender Payoff and after its receipt of notice of the Inventory Lender Payoff, Collateral Agent shall receive and hold the same for the benefit of Receivable Lender and shall forthwith deliver the same to Receivable Lender in precisely the form received (except for the endorsement or assignment of Collateral Agent, without recourse, where necessary), for application on the Receivable Obligations, due or not due, and, until so delivered, the same shall be held by Collateral Agent as the property of Receivable Lender. In event of the failure of Collateral Agent to make any such endorsement or assignment to Receivable Lender, Receivable Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     11. Provisions to Apply After Bankruptcy. The provisions of this Agreement shall continue in full force and effect, notwithstanding the commencement of a Proceeding by or against Debtor or any of its property.

     12. Waivers. No waiver shall be deemed to be made by any Party of any of its respective rights hereunder, unless the same shall be in writing signed on their behalf, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair their rights or their obligations to the other in any other respect at any other time.

     13. Information Concerning Financial Condition of Debtor. Each Party hereby assumes responsibility for keeping itself informed of the financial condition of Debtor and of all other circumstances bearing upon the risk of nonpayment of the Receivables Obligations, the Inventory Lender Debt or the Stock Lender Debt, as applicable, and each Party hereby agrees that each Party shall have no duty to advise the other Party of information known to such Party regarding such condition or any such circumstances. In the event any Party, in its sole discretion, provides any such information to the other Party, such Party shall be under no obligation (i) to provide any such information to the other Party on any subsequent occasion or (ii) to update or correct such information.

     14. Notice. Any notice or request required or permitted to be given under or in connection with this Agreement (except as may otherwise be expressly required herein) shall be in writing and shall be mailed by first class or express mail or overnight messenger, postage prepaid, or sent by telex, telegram, facsimile or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses set forth below:


Inventory Lender:       General Electric Capital Corporation
                        540 NW Highway
                        Barrington, IL 60010
                        Attention: Manager - Commercial
                        Facsimile: (847) 277-5978

                        With a copy to:
                        --------------
                        General Counsel
                        540 NW Highway
                        Barrington, IL 60010
                        Facsimile: (847) 277-5983


Receivable Lender:      Greenwich Capital Financial Products, Inc.
                        600 Steamboat Road
                        Greenwich, Connecticut 06830
                        Attention: Ira J. Platt
                        Facsimile: (203) 618-2135

                        With a copy to:
                        --------------
                        General Counsel
                        600 Steamboat Road
                        Greenwich, Connecticut 06830
                        Facsimile: (203) 618-2132


Collateral Agent:       BNY Midwest Trust Company
                        2 North LaSalle, Lower Level
                        Chicago, Illinois 60602
                        Attention: Diane Moser
                        Facsimile: (312) 827-8588


Debtor:                 Ugly Duckling Corporation
                        2525 East Camelback Road, Suite 500
                        Phoenix, Arizona 85016
                        Attention: Treasurer
                        Facsimile: (602) 852-6696

                        With a copy to:
                        --------------
                        General Counsel
                        2525 East Camelback Road, Suite 500
                        Phoenix, Arizona 85016
                        Facsimile: (602) 852-6686

or at such other addresses or to such individual's or department's attention as any party may have furnished the other party in writing. Any communication so addressed and mailed by first class mail shall be deemed to have been given on the third business day following the day it is mailed, any communication sent by rapid transmission shall be deemed to be given when receipt of such transmission is confirmed, and any communication delivered in person shall be deemed to be given when receipted for by, or actually received by, an officer of the receiving party.

     15. Further Assurances. From time to time, as and when requested by any party in writing hereto and at such party's expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

     16. Governing Law. This Agreement shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and obligations of the parties hereto determined, in accordance with the laws and decisions of the State of New York without reference to choice of law doctrine.

     17. Binding Obligations; Successors and Assigns. At the time that Receivable Lender makes a Receivable Advance to Debtor pursuant to the Receivables Loan Agreement, this Agreement shall be immediately binding upon Inventory Lender, Receivable Lender, Collateral Agent and their respective successors and assigns. Inventory Lender will not assign or transfer all or any part of the Inventory Lender Debt unless it first advises any such transferee that the Inventory Lender Debt is subject in all respects to the terms of this Agreement. This Agreement may be assigned by Inventory Lender in connection with any assignment or transfer of the Inventory Lender Debt. Receivable Lender will not assign or transfer its commitment under the Receivables Loan Agreement unless it first advises any such transferee that the Receivables Obligations are subject in all respects to the terms of this Agreement. This Agreement may be assigned by Receivable Lender in connection with any assignment or transfer of the Receivables Obligations. Collateral Agent will not assign or transfer all or any part of the Stock Lender Debt unless it first advises any such transferee that the Stock Lender Debt is subject in all respects to the terms of this Agreement. This Agreement may be assigned by Collateral Agent in connection with any assignment, transfer or refinancing of the Stock Lender Debt, and each assignee and refinancing lender shall be subject to all obligations and entitled to all benefits accruing to the Collateral Agent and the Stock Lenders hereunder.

     18. No Prejudice or Impairment. The provisions of this Agreement are solely for the purposes of defining the relative rights of each of Receivable Lender, Inventory Lender and Collateral Agent. The Receivable Lender shall not be prejudiced in its right to enforce subordination of the Inventory Lender's or the Collateral Agent's security interest in the Contract Collateral by any act or failure to act by Debtor or anyone in custody of its assets or property. The Inventory Lender shall not be prejudiced in its right to enforce subordination of the Receivable Lender's security interest in the Inventory Collateral by any act or failure to act by Debtor or anyone in custody of its assets or property. The Collateral Agent shall not be prejudiced in its right to enforce subordination of the Receivable Lender's security interest in the Stock Pledge Collateral by any act or failure to act by Debtor or anyone in custody of its assets or property. Nothing herein shall impair, as between Debtor and the Inventory Lender, the obligation of Debtor, which is unconditional and absolute, to pay to the Inventory Lender the principal of and interest on the Inventory Lender Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent the Inventory Lender from exercising all remedies otherwise permitted by applicable law upon default under the Inventory Loan Documents, subject, however, to the provisions of this Agreement and the rights of the Receivable Lender in the Contract Collateral to the extent provided herein. Nothing herein shall impair, as between Debtor and the Stock Lenders, the obligation of Debtor, which is unconditional and absolute, to pay to the Stock Lenders the principal of and interest on the Stock Lender Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent the Collateral Agent from exercising all remedies otherwise permitted by applicable law upon default under the Stock Loan Documents, subject, however, to the provisions of this Agreement and the rights of the Receivable Lender in the Contract Collateral to the extent provided herein.

     19. No Third Party Beneficiaries, This Agreement and the terms and provisions hereof are solely for the benefit of the Parties and shall not benefit in any way any person not specifically a party to this Agreement, including, but not limited to, the Debtor or any guarantors. Nothing in this Agreement is intended to affect, limit, or in any way diminish the security interest which the Parties claim in the collateral insofar as the rights of Debtor and third parties are concerned. The parties hereto specifically reserve any and all of their respective rights, security interest and right to assert security interests against the Debtor and any third parties, including guarantors.

     20. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     21. Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No alteration, waiver, amendment, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.

     22.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be signed and delivered through facsimile signatures which shall operate as true and effective signatures of the person signing the original signature transmitted by such facsimile transmission.

                                    * * * * *

     IN WITNESS  WHEREOF,  the Receivable  Lender,  the Inventory Lender and the
Collateral Agent have caused their names to be duly signed to this Greenwich/GECC/BNY Intercreditor Agreement by their respective officers thereunto duly authorized, all as of the date first above written.

                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By:
                                Name:
                                Title:


                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                By:
                                Name:
                                Title:


                                BNY MIDWEST TRUST COMPANY

                                By:
                                Name:
                                Title:



                      [Consent of Debtor Follows this Page]

                                CONSENT OF DEBTOR

     Debtor hereby acknowledges receipt of a copy of the foregoing Greenwich/GECC/BNY Intercreditor Agreement. Debtor confirms that (i) the Inventory Loan Agreement comprises all of Debtor's existing indebtedness and obligations to Inventory Lender, (ii) the Receivables Loan Agreement comprises all of Debtor's existing indebtedness and obligations to the Receivable Lender. Debtor consents to the Greenwich/GECC/BNY Intercreditor Agreement and agrees that it will observe and comply with the terms and provisions of the Greenwich/GECC/BNY Intercreditor Agreement. Debtor hereby agrees to deliver to
(a) Receivable Lender copies of any notices received by it from Inventory Lender or the Collateral Agent claiming that any default or event of default has occurred under the Inventory Loan Documents or Stock Loan Documents respectively, (b) Inventory Lender copies of any notices received by it from Receivable Lender or Collateral Agent claiming any default or event of default has occurred under the Receivable Loan Documents or the Stock Loan Documents respectively, (c) Collateral Agent copies of any notices received by it from Receivable Lender or Inventory Lender claiming that any default or event of default has occurred under the Receivable Loan Documents or the Inventory Loan Documents respectively, and (d) each of the Parties notice of any amendment, modification, refinancing, or other change with respect the Receivable Lender Debt, the Inventory Lender Debt and/or the Stock Lender Debt.

                                UGLY DUCKLING CORPORATION

                                By:
                                Name:
                                Title:


                                UGLY DUCKLING CAR SALES & FINANCE CORPORATION

                                By:
                                Name:
                                Title:


                                UGLY DUCKLING CREDIT CORPORATION

                                By:
                                Name:
                                Title:


                                UGLY DUCKLING CAR SALES, INC.

                                By:
                                Name:
                                Title:



                                UGLY DUCKLING CAR SALES FLORIDA, INC.

                                By:
                                Name:
                                Title:


                                UGLY DUCKLING FINANCE CORPORATION

                                By:
                                Name:
                                Title: